Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             10
         Statement of Assets and Liabilities                           11
         Statement of Operations                                       12
         Statements of Changes in Net Assets                           13
         Notes to Financial Statements                                 14




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA GNMA Trust, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board





For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past performance is no guarantee of future results.




Investment Review

USAA GNMA TRUST

OBJECTIVE: Provide investors with a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government.

TYPES OF INVESTMENTS: At least 65% of the Fund's total assets are invested in Government National Mortgage Association (GNMA) pass-through certificates. The remaining assets of the Fund are invested in other obligations backed by the full faith and credit of the U.S. Government.

--------------------------------------------------------------------------------
                                           11/30/98             5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $448.0 Million       $377.5 Million
  Net Asset Value Per Share                 $10.42               $10.32
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/98
--------------------------------------------------------------------------------
         5/31/98                             Since Inception     30-Day
        11/30/98(+)   1 Year     5 Years        on 2/1/91       SEC Yield
          4.22%        9.17%      7.52%           8.02%           6.34%
--------------------------------------------------------------------------------


* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers Inc. GNMA 30-Year Index, and the Lipper GNMA Funds Average for the period of 2/01/91 through 11/30/98. The data points from the graph are as follows:

               USAA GNMA            Lehman             Lipper
                 Trust              Index              Average
              -------------         -------            -------

02/01/91       $10,000              $10,000           $10,000
05/31/91        10,207               10,335            10,282
11/30/91        10,932               11,173            11,022
05/31/92        11,382               11,651            11,483
11/30/92        11,838               12,128            11,917
05/31/93        12,594               12,765            12,539
11/30/93        12,731               12,969            12,775
05/31/94        12,677               12,721            12,467
11/30/94        12,778               12,750            12,427
05/31/95        14,013               14,193            13,747
11/30/95        14,818               14,898            14,407
05/31/96        14,524               14,953            14,344
11/30/96        15,575               16,007            15,310
05/31/97        15,865               16,375            15,555
11/30/97        16,759               17,292            16,417
05/31/98        17,554               17,905            17,048
11/30/98        18,296               18,378            17,596

Data since inception on 2/01/91 through 11/30/98




The graph illustrates how a $10,000 hypothetical investment in the USAA GNMA Trust closely tracks the broad-based unmanaged index of the Lehman Brothers Inc. GNMA 30-Year Index and an unmanaged index of funds similar to the Trust as represented by the Lipper GNMA Funds Average.






Message from the Manager

[Photograph of the Portfolio Manager, Kenneth E. Willmann, CFA, appears here.]

GNMA TRUST PERFORMANCE

While past performance is no guarantee of future results, from May 31, 1998, to November 30, 1998, your Fund paid an annualized dividend distribution yield(1) of 6.34% versus the Lipper GNMA Funds Average(2) of 5.90% for the 51 funds in the category. During the six-month period, the Trust's share price rose $.10 to $10.42. Over this period, your Fund provided a total return of 4.22%, well above the Lipper GNMA Funds Average total return of 3.24% for the same time period.

The Fund received a 5-star overall rating out of 1,496 funds in the taxable bond fund category from Morningstar as of November 30, 1998. It also received 4 and 5 stars among 1,496 and 964 taxable bond funds for the 3- and 5-year periods, respectively.(3)


(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gain distributions and annualizing the result.
(2) Refer to page 4 for the Lipper Average definition.
Past  performance  is no guarantee of future results.
(3) Morningstar proprietary ratings reflect historical risk-adjusted performance through November 30, 1998. The ratings are subject to change monthly. The ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.


INTEREST RATE MARKET

Interest rates were generally lower on November 30, 1998, than they were at the beginning of the six-month period. The absolute low points occurred in the first week of October, with rates rising somewhat in October and November.

This pattern may be seen in the graph below.


GNMA PASS-THROUGH AND U.S. TREASURY NOTE YIELDS
-----------------------------------------------
A graph is shown comparing the GNMA 6.5% 30-Year Pass-through Certificate to the 10-Year U.S. Treasury Note for the period 5/31/98 to 11/30/98. The vertical axis shows the yield and the horizontal axis shows the time period. The data points from the graph are as follows:

               GNMA 6.5% 30-Year                 10-Year
            Pass-through Certificate        U.S. Treasury Note
            ------------------------        ------------------
05/31/98            6.63%                         5.55%
08/31/98            6.41%                         4.98%
11/30/98            6.36%                         4.71%


Please note that the top line is the yield of the 6.5% 30-year GNMA pass-through certificate. The bottom line in the graph represents the yield of the 10-year U.S. Treasury Note, which is the industry standard against which most mortgage securities are measured.

Besides the fact that both lines show a similar pattern, the most striking thing is how much more volatile the Treasury Note is than the mortgage securities. On October 5, 1998, the 10-year Treasury Note yield declined to 4.16%. Yes, 4.16% is correct! Treasury Notes hit yield levels not seen in over 30 years!

CHANGING RELATIONSHIPS

Mortgage securities followed the trend but in a more gentle manner. What causes the relationship to change? Why does the yield of Treasury Notes drop and rise so much more than mortgages? Let's begin by discussing what is going on with U.S. Treasury Notes.

While the U.S. economy is currently in good shape, many of the world's economies are not. You have probably heard of the economic collapses in Asia and Russia. It appears that Latin America may be poised to follow. These collapses have led to business failures, declining employment and wages, credit crunches, and deflation of prices. In short, many of the world's economies look a lot like the early 1930s in the U.S.

The economies of almost all countries in the world are increasingly intertwined by technology and the expansion of world trade. Many people believe that it's only a matter of time, and perhaps not much time, before the U.S. and Western Europe are dragged into this scenario. The Federal Reserve Board in the U.S., which has been the leader in the fight against inflation for years, has recently turned its attention to worries about recession. On September 29, 1998, it lowered short-term interest rates .25% to 5.25%, the first change in over a year. It lowered rates .25% again on October 15, 1998, and then repeated that action on November 17, 1998. The lowering of interest rates is thought to stimulate the economy. Many investors around the world, particularly those outside of this country, view U.S. Treasury securities as a very safe investment. Therefore, demand was very high for Treasury bonds as a haven against future economic turmoil and deflation brought on by severe recession. As a result, prices of these bonds soared, which in turn, caused yields to fall very rapidly. After the initial panic buying, some semblance of stability seeped into the market place.

While GNMA securities offer the same ultimate credit quality as Treasury securities, the fact that mortgages can usually be prepaid any time leads to uncertainty in the timing and size of monthly cash flows. This uncertainty is referred to as "prepayment risk" and leads both to higher yields and lower volatility.

THE GNMA TRUST PORTFOLIO

The prime differentiator of mortgage securities is structure. Prepayment risk inherent in different types of mortgages is perhaps the major structural difference. This has led me to spread prepayment risk as seen in the graph below.


TYPES OF MORTGAGES
------------------

A pie chart is shown here depicting the Types of Mortgages as of November 30, 1998 of the USAA GNMA Trust to be:

Contruction Loans - 51.0%*; Fixed Rate SF - 45.8%*; and Project Loans - 14.6%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.



Another way to reduce prepayment risk is to own lower interest rate mortgages. While this sounds like a way to lower income, remember that monthly principal payments are received at face value. If you purchase a pass-through security below face value, you realize a gain with each paydown of principal. Monthly paydowns, and even prepayments, can actually enhance the Fund's return. The breakdown by coupon for fixed-rate home mortgage securities on November 30, 1998, is seen below.



FIXED-RATE SF MORTGAGE POOL COMPOSITION BY COUPON RATE
------------------------------------------------------
A graph is shown here illustrating the Fixed-Rate SF Mortgage Pool Composition by Coupon Rate as of 11/30/98. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

Coupon Rate     5.5   6.0   6.5   6.75   7.0   7.5   8.0   8.5   9.0

Category %      3.0  24.3  32.3   3.5   18.9   6.9   7.7   1.8   1.6


The graph also shows the average coupon rate to be 6.7%.



See page 9 for a complete listing of the Portfolio of Investments.





USAA GNMA TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

November 30, 1998
(Unaudited)

   Principal                                                           Market
     Amount                   Security                                 Value
--------------------------------------------------------------------------------
                     U.S. GOVERNMENT & AGENCY ISSUES (111.4%)

               Government National Mortgage Assn. I, Single Family (9.4%)
   $   6,968   6.75%, 5/15/2028                                         $  7,067
      15,013   7.00%, 4/15/2027                                           15,387
      12,120   8.00%, 1/15/2022 - 6/15/2023                               12,645
       3,447   8.50%, 6/15/2021 - 7/15/2022                                3,687
       3,052   9.00%, 7/15/2021                                            3,274
--------------------------------------------------------------------------------
                                                                          42,060
--------------------------------------------------------------------------------
               Government National Mortgage Assn. II, Single Family (36.4%)
       6,400   5.50%, 12/20/2028 (a)                                       6,170
      50,593   6.00%, 9/20/2028 (b)                                       49,958
      65,789   6.50%, 8/20/2025 - 10/20/2028 (b)                          66,215
      23,018   7.00%, 5/20/2024 - 11/20/2025 (b)                          23,459
      13,819   7.50%, 10/20/2023 (b)                                      14,222
       3,021   8.00%, 12/20/2022                                           3,139
--------------------------------------------------------------------------------
                                                                         163,163
--------------------------------------------------------------------------------
               Government National Mortgage Assn. I, Construction Loan (51.0%)
      22,396   6.25%, 10/15/2001 (a)                                      22,200
       7,598   6.40%, 6/15/2000 - 10/15/2000 (a)                           7,524
      21,915   6.50%, 6/15/2000 (a)                                       21,956
      49,300   6.63%, 4/15/2002 (a)                                       49,847
      21,784   6.70%, 2/15/2000 - 9/15/2000 (a)                           22,006
       8,570   6.80%, 5/15/2000 (a)                                        8,768
       3,575   6.85%, 4/15/2000 (a)                                        3,670
      11,838   6.88%, 7/15/2000 (a)                                       12,180
      24,124   7.00%, 8/15/1999 - 8/15/2000 (a)                           24,987
      15,127   7.03%, 8/15/2000 (a)                                       15,720
       7,028   7.05%, 4/15/2000 (a)                                        7,316
      11,499   7.10%, 10/15/2000 (a)                                      12,013
      10,501   7.25%, 6/15/2000 (a)                                       11,082
       8,717   7.32%, 11/15/1999 (a)                                       9,229
--------------------------------------------------------------------------------
                                                                         228,498
--------------------------------------------------------------------------------
               Government National Mortgage Assn. I, Project Loan (14.6%)
       4,200   6.30%, 11/15/2033                                           4,179
      11,225   6.35%, 12/15/2031                                          11,077
       7,847   6.63%, 10/15/2033                                           7,930
       5,069   6.75%, 11/15/2028                                           5,153
      24,498   7.33%, 10/15/2030 (b)                                      25,384
      10,933   7.50%, 12/15/2030                                          11,472
--------------------------------------------------------------------------------
                                                                          65,195
--------------------------------------------------------------------------------
               Total U.S. government & agency issues (cost: $486,999)    498,916
--------------------------------------------------------------------------------
                        REPURCHASE AGREEMENTS (17.1%)

      76,892   First Chicago Corp., 5.20%, acquired 11/30/98 and due
                 12/01/98 at $76,903 (collateralized by a $50,000 U.S.
                 Treasury Note, 7.875%, due 11/15/04; market value of
                 $58,117 and a $19,415 U.S. Treasury Note, 6.375%, due
                 3/31/01; market value of $20,350) (cost: $76,892)        76,892
--------------------------------------------------------------------------------
               Total investments (cost: $563,891)                       $575,808
================================================================================





NOTES TO PORTFOLIO OF INVESTMENTS


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) At November 30, 1998, the cost of securities purchased on a delayed delivery basis was $137.7 million. The majority of these are GNMA construction loans which are drawn against monthly during the construction period. Once the construction is completed, the security converts to a project loan.

(b) At November 30, 1998, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.






USAA GNMA TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
(Unaudited)



ASSETS
   Investments in securities, at market value (identified
     cost of $486,999)                                              $ 498,916
   Repurchase agreements                                               76,892
   Cash                                                                   374
   Receivables:
      Capital shares sold                                                 160
      Interest                                                          2,759
      Securities sold                                                   7,673
                                                                    ---------
         Total assets                                                 586,774
                                                                    ---------

LIABILITIES
   Securities purchased                                               137,712
   Capital shares redeemed                                                335
   USAA Investment Management Company                                      45
   USAA Transfer Agency Company                                            39
   Accounts payable and accrued expenses                                   29
   Dividends on capital shares                                            606
                                                                    ---------
         Total liabilities                                            138,766
                                                                    ---------
            Net assets applicable to capital shares outstanding     $ 448,008
                                                                    =========

REPRESENTED BY:
   Paid-in capital                                                  $ 442,438
   Accumulated net realized loss on investments                        (6,347)
   Net unrealized appreciation of investments                          11,917
                                                                    ---------
            Net assets applicable to capital shares outstanding     $ 448,008
                                                                    =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                         42,990
                                                                    =========
   Net asset value, redemption price, and offering price per share  $   10.42
                                                                    =========


See accompanying notes to financial statements.





USAA GNMA TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)



Net investment income:
   Interest income                                                  $  13,714
                                                                    ---------
   Expenses:
      Management fees                                                     240
      Transfer agent's fees                                               219
      Custodian's fees                                                     47
      Postage                                                              17
      Shareholder reporting fees                                            8
      Trustees' fees                                                        2
      Registration fees                                                    65
      Professional fees                                                    13
      Other                                                                 6
                                                                    ---------
         Total expenses                                                   617
                                                                    ---------
            Net investment income                                      13,097
                                                                    ---------
Net realized and unrealized gain on investments:
   Net realized gain                                                    5,204
   Change in net unrealized appreciation/depreciation                  (1,265)
                                                                    ---------
            Net realized and unrealized gain                            3,939
                                                                    ---------
Increase in net assets resulting from operations                    $  17,036
                                                                    =========



See accompanying notes to financial statements.





USAA GNMA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                        11/30/98      5/31/98
                                                       ------------------------

From operations:
   Net investment income                               $  13,097     $  22,165
   Net realized gain on investments                        5,204         2,227
   Change in net unrealized appreciation/depreciation
      of investments                                      (1,265)        9,784
                                                       ------------------------
      Increase in net assets resulting from operations    17,036        34,176
                                                       ------------------------
Distributions to shareholders from:
   Net investment income                                 (13,097)      (22,165)
                                                       ------------------------
From capital share transactions:
   Proceeds from shares sold                              89,670       105,972
   Shares issued for dividends reinvested                  9,652        15,706
   Cost of shares redeemed                               (32,781)      (64,959)
                                                       ------------------------
      Increase in net assets from capital share
        transactions                                      66,541        56,719
                                                       ------------------------
Net increase in net assets                                70,480        68,730
Net assets:
   Beginning of period                                   377,528       308,798
                                                       ------------------------
   End of period                                       $ 448,008     $ 377,528
                                                       ========================
Change in shares outstanding:
   Shares sold                                             8,631        10,386
   Shares issued for dividends reinvested                    926         1,540
   Shares redeemed                                        (3,158)       (6,369)
                                                       ------------------------
      Increase in shares outstanding                       6,399         5,557
                                                       ========================


See accompanying notes to financial statements.





USAA GNMA TRUST
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal by investing in securities backed by the full faith and credit of the U.S. Government. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 65% of the Fund's total assets in Government National Mortgage Association (GNMA) pass through certificates.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1998.


(3) DISTRIBUTIONS

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Net investment income is accrued daily as dividends and distributed to shareholders monthly. At November 30, 1998, the
Fund had capital loss carryovers for federal income tax purposes of approximately $6.3 million which, if not offset by subsequent capital gains, will expire between 2001 - 2005. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1998 were $208.5 million and $149.2 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1998 was $12.4 million and $494,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .125% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $28.50.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1998, the Association and its affiliates owned 432,700 shares (1.0%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. Government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                    Six-month                                       Eight-month
                  Period Ended                                      Period Ended
                   November 30,        Year Ended May 31,               May 31,
                  --------------------------------------------------------------
                      1998       1998      1997      1996      1995      1994
                  --------------------------------------------------------------
 Net asset value
   at beginning
   of period       $  10.32  $   9.95  $   9.76  $  10.09  $   9.82  $  10.37
Net investment
   income               .33       .66       .69       .70       .72       .49
Net realized and
   unrealized
   gain (loss)          .10       .37       .19      (.33)      .27      (.55)
Distributions from
   net investment
   income              (.33)     (.66)     (.69)     (.70)     (.72)     (.49)
                  --------------------------------------------------------------
Net asset value at
   end of period   $  10.42  $  10.32  $   9.95  $   9.76  $  10.09  $   9.82
                  ==============================================================
Total return (%) *     4.22     10.65      9.23      3.65     10.54      (.66)
Net assets at end
   of period (000) $448,008  $377,528  $308,798  $301,589  $265,571  $261,251
Ratio of expenses
   to average
   net assets (%)       .30(a)    .30       .30       .32       .32       .31(a)
Ratio of net
   investment
   income to
   average net
   assets (%)          6.36(a)   6.48      6.93      6.90      7.34      7.20(a)
Portfolio
   turnover (%)       31.32     60.85     77.82    127.77     93.78     90.05


 * Assumes reinvestment of all dividend income distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.



TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777